                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2005
               Date of earliest event reported: November 18, 2005

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
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           CALIFORNIA                   0-13403                 95-2747332
 (State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)       file number)         Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92078-2698
                         (Address of principal executive
                                    offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)

ITEM 7 (C). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated November 18, 2005, reporting Amistar's financial results for the third quarter 2005.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 18, 2005, Amistar Corporation issued a press release announcing its financial results for the third quarter of 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2005                       Amistar Corporation


                                              By: /s/ Gregory D. Leiser
                                                  ---------------------
                                              Gregory D. Leiser
                                              Vice President Finance and
                                              Chief Financial Officer


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